© MediciNova, Inc. 2009 Accelerating the global development and commercialization of innovative pharmaceuticals Exhibit 99.1

© MediciNova, Inc. 2009
Forward-Looking Statements
Forward-Looking Statements
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding
MediciNova’s clinical trials supporting safety and efficacy of product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, anticipated benefits of the merger with Avigen, Inc., value and benefits to stockholders from such transaction, strategies, future performance, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes," "expects,"
"anticipates," "intends," "estimates," "projects," "can," "could," "may," "would," or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; failure to complete the merger with Avigen, Inc. on a timely basis or at all; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed; intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended December 31, 2008 and its subsequent periodic reports on Forms 10-Q and 8-K. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This material is not a substitute for the registration statement/prospectus/proxy statement MediciNova, Inc. and Avigen, Inc. will file with the SEC or any other documents that the parties may file with the SEC and send to their respective shareholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF
AVIGEN, INC. ARE URGED TO READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY
BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain free copies of any documents filed with the SEC by MediciNova, Inc. and Avigen, Inc. through the website maintained by the SEC at http://www.sec.gov.

© MediciNova, Inc. 2009 3
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances (Kyorin, Kissei,
Mitsubishi Tanabe Pharma, Meiji)
New Approaches to Treat Serious Medical Conditions:
•
MN-221: Intravenous (IV) acute asthma and COPD candidate
•
Potential $1 Billion+ combined market opportunity worldwide
•
MN-166: oral multiple sclerosis candidate
•
In 2008, over $8B in worldwide MS therapeutic sales*
Key Financials:
•
Dual listed company on NasdaqGM and Osaka Securities Exchange – Hercules
•
~$37.2 million net Cash, Cash Equivalents and Marketable Securities as of 9/30/2009
•
~$75.2 million Market Cap (NasdaqGM) as of 11/09/2009
•
~12 million shares outstanding
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: Individual annual reports of leading MS companies, 2008
MNOV Headquarters:
San Diego, CA

4
Merger Consideration
•
Each Avigen stockholder will have the option of receiving their pro rata allocation of cash or convertible notes aggregating approximately $37.0 million (~$1.24/share), subject to potential upward and downward adjustments as set forth in the merger agreement:
•
First payment consideration of approximately $35.5 million (~$1.19/share); and
•
Second payment consideration of approximately $1.5 million (~$0.05/share) payable on June 30, 2010.
•
This holdback amount is being held for any adjustments to certain Avigen defined expenses, marketable security risk, sub-tenant risk, and other liabilities in excess of amounts agreed by the parties.
Convertible Notes Consideration
•
18-month maturity from the date of closing of merger (no early cash redemption).
•
Principal from the notes will be held in a trust account with principal invested in certain approved investment options.
•
The notes can be converted on a monthly basis into common shares of MediciNova at an initial conversion price equal to $6.80.
Avigen
Avigen
Transaction Overview
Transaction Overview

Pro Forma Stockholder Review
Pro Forma Stockholder Review
5
This pro forma ownership review is presented for illustrative purposes only and does not indicate actual ownership of MediciNova shares at any past, present, of future date.
Actual ownership of MediciNova shares will depend on a variety of factors, including the actual amounts of the First Payment Consideration and Second Payment Consideration
and the rounding of fractional shares set forth in the indenture governing the convertible notes.
Summary Securities Ownership Review (Fully Diluted Basis)
Pre -Transaction Pro Forma Shares Outstanding Post-Transaction
(1)
Consideration
Shares All Cash
50% Cash
50% Conv. Notes
(2) (3)
100% Conv. Notes
(2) (3)
Common Stock Equivalents
MediciNova Stockholders 12,048,003 12,048,003 12,048,003 12,048,003
Avigen Stockholders - - 2,717,712 5,435,424
MediciNova Exercisable Options 1,711,350 1,711,350 1,711,350 1,711,350
13,759,353 13,759,353 16,477,065 19,194,777
Ownership %
MediciNova Stockholders 87.6% 87.6% 73.1% 62.8%
Avigen Stockholders 0.0% 0.0% 16.5% 28.3%
MediciNova Exercisable Options 12.4% 12.4% 10.4% 8.9%
100.0% 100.0% 100.0% 100.0%
(1)
Assumes first payment consideration and second payment consideration aggregate $37.0 million and are both paid at closing and that MediciNova issues no shares or options from August 20, 2009 through the first conversion date of the convertible notes.
(2)
Assumes the convertible notes convert to MediciNova shares at $6.80.
(3)
Assumes all convertible notes are converted into MediciNova shares on the first monthly conversion date.
Sources of information: SEC Edgar Filings

© MediciNova, Inc. 2009 6
MN-166 for Multiple Sclerosis (MS):
• Oral administration
• Multiple mechanisms of action, both neuroprotective and anti-inflammatory
• MN-166 targets primarily chronic aspects of MS
• Benign safety profile
Mechanisms of Action:
Potentially Neuroprotective
•
Inhibits Nitric Oxide and reactive oxygen species production
•
Stimulates release of neuronal growth factors
Anti-inflammatory
•
Inhibits PDE4, Leukotriene, and Th1 cytokine production (TNF-alpha, IL-1beta, IL-6)
•
Stimulates Th2 cytokine production (IL-4, IL-10)
Current Standard of Care:
• Beta interferons (Rebif
®
, Avonex
®
, Betaseron/Betaferon
®
), Copaxone
®
, Tysabri
®
• Primary focus is on acute treatment of MS symptoms (i.e. relapse rate)
MN-166 for the Treatment of
MN-166 for the Treatment of
Multiple Sclerosis
Multiple Sclerosis

© MediciNova, Inc. 2009
Placebo-controlled, randomized, double-blind Phase II study:
• Year 1 - Placebo, 30 mg/day, 60mg/day
• Year 2 - 30 mg/day, 60mg/day
• 297 patients (~100 patients/group) @ 25 sites in Serbia, Ukraine, Belarus,
Bulgaria and Romania
Key inclusion criteria:
• Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
• One MRI scan taken two weeks prior to treatment start using a standardized MRI protocol with at least one Gd-enhancing lesion;
• An Expanded Disability Status Scale (EDSS) score of 5.5 or less at the screening and baseline visits.
Safety Profile:
• 89% (264 of 297) of subjects completed the first 12 months of the study
• 82.5% (245 of 297) of subjects completed the full 24 months of the study
• Adverse effects reported more frequently in MN-166-treated than placebo-treated subjects:  GI effects & depression
Completed Clinical Study:
Completed Clinical Study:
MN-166-CL-001
MN-166-CL-001
7

© MediciNova, Inc. 2009
Indicative of Potential Neuroprotective Effect:
•
Reduced brain volume loss
•
Reduced conversion of acute lesions to persistent black holes
•
Sustained disability progression was significantly less likely
Acute Clinical Benefit:
•
Prolong time to relapse (by 127 days.)
•
Annualized relapse rate
Protocol-Defined Primary Endpoint:
•
No significant reduction in the cumulative number of active (gadolinium-enhancing (T1)
and non-enhancing new/enlarging (T2)) lesions on cranial MRI scans over 12 months of treatment was observed
•
Positive trends were observed in volume of
gadolinium-enhancing (T1) lesions
8
MN-166 Targets Primarily
MN-166 Targets Primarily
Chronic Aspects of MS
Chronic Aspects of MS
Note:  In general, P-Values listed on this slide compare Placebo group to 60mg/day group of MN-166
P-Value: 0.04
P-Value: 0.035
~50% reduction
P-Value: 0.004
P-Value: 0.09
P-Value: 0.08

Percent Brain Volume Reduction (Year 1)
60 mg
0.79%; P-Value = 0.035 v. Pbo
30 mg
1.05%
Placebo
1.20%
0
0.2
0.4
0.6
0.8
1
1.2
1.4
Percent Brain Volume reduction

MEDICINOVA

© MediciNova, Inc. 2009 Brain volume changes are linked to axonal loss 9 MN-166 - MN-166 - Chronic Efficacy Chronic Efficacy Demonstrated: Effects on Brain Volume Demonstrated: Effects on Brain Volume

Parameter
Treatment Groups
Placebo 30 mg/day 60 mg/day
Number Patients w. New Lesions at Month 2 72 64 56
Total Number New Lesions in all Patients at Month
2
426 338 315
Total Number of Persistent Black Holes at Month 10 98 58 47
Percentage of Lesions Evolving to PBH at Month 10 23% 17% 14%
P-Value - 0.036 0.004
Reduction of Persistent Black Hole
Reduction of Persistent Black Hole
(PBH) Formation
(PBH) Formation
10 © MediciNova, Inc. 2009
New T1 gadolinium-enhancing or new T2 lesions were defined as new lesion in the first on-study MRI at month 2
Lesions that were hypointense and inactive at month 10 were PBH
Relative Risk (RR) of new lesion evolution to PBH was analyzed using a general linear model with the error term from the Poisson distribution

Year 1
60mg/day
30mg/day
Placebo
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%

≥

MEDICINOVA

© MediciNova, Inc. 2009
Disability Progression is defined as a sustained increase in EDSS
(increase in EDSS 1 maintained for four consecutive months)
Sustained Disability Progression
Sustained Disability Progression
11
4.1%
5.3%
8.0%

1.00
0.75
0.50
0.25
0.00
Survival Distribution Function
0
50
100
150
200
250
300
350
400
Time to First Relapse
STRATA:
treat=30mg/day
Censored treat=30mg/day
treat=60mg/day
Censored treat=60mg/day
treat=Placebo
Censored treat=Placebo

MEDICINOVA

© MediciNova, Inc. 2009 12
Acute Efficacy Demonstrated:
Acute Efficacy Demonstrated:
Time to First Relapse
Time to First Relapse
Median 401 days
Median 244 days
P-Value:  0.044
Plot of Time to First Relapse by Treatment (ITT) Core (Year 1)

© MediciNova, Inc. 2009 13
AV-411 Package: Value to Potential MN-166 Partnership
•
Both AV-411 and MN-166 are ibudilast
•
AV-411 preclinical data expected to support clinical package for MN-166.
•
Open IND for ibudilast
•
AV-411 trial supports MN-166 dosing up to 100 milligrams (mg) versus the maximum dosing of 60 mg in the Phase 2 trial for MN-166
•
Expected time savings of six to twelve months.
•
Analog compounds behind ibudilast
•
First-generation development candidate:  AV1013
•
Second-generation dual target leads
AV-411 Package: New Indication
•
AV-411 is currently being studied for Opioid Withdrawal
•
Ongoing clinical study run jointly by the New York State Psychiatric Institute and Columbia
University in NYC
Additional
Additional
Value
Value
from
from
Avigen
Avigen
Deal
Deal

© MediciNova, Inc. 2009 14
Definition:
•
Asthma Exacerbations: Long-lasting and severe
asthma episode that is not responsive to initial
bronchodilator or corticosteroid therapy
•
COPD Exacerbations: Sustained worsening of the
patient's condition, from the stable state and beyond
normal day-to-day variations, that is acute in onset
Market Opportunity*:
•
Potential $1 Billion+ combined market opportunity
worldwide (Acute Asthma & COPD exacerbations)
Current Standard of Care (SOC):
•
Beta agonists - Inhaled
•
Anticholinergics - Inhaled
•
Corticosteroids - IV or oral
*Source: National Center for Health Statistics / CDC, WHO website, “Core Health indicators”
MN-221 for Exacerbations of
MN-221 for Exacerbations of
Acute Asthma and COPD
Acute Asthma and COPD
COPD
Discharged
Hospitalized
72%
28%
~1.9 million
Asthma
52%
48%
~1.5 million
Hospitalization rates amongst
Asthma and COPD patients
Thousands

© MediciNova, Inc. 2009 15
MN-221: A New Approach to Treating
MN-221: A New Approach to Treating
Exacerbations of Acute Asthma & COPD
Exacerbations of Acute Asthma & COPD
MN-221: A novel, highly selective
2
- adrenergic receptor agonist
Three potential advantages over current  therapy:
1. Improved Efficacy
•
Route of Administration (IV v. Inhalation)
2. Improved Safety
•
Higher selectivity for
2
receptor than
1
•
Partial agonist for
1
receptor
3. Reduced Health Care Expenses

© MediciNova, Inc. 2009 16
Human
Human
-Adrenergic Receptor
-Adrenergic Receptor
Selectivity
Selectivity
Test Drug
1
IC
50
(M)
2
IC
50
(M)
2
-Adrenoceptor Selectivity
(IC
50
for
1
/ IC
50
for
2
)
Levalbuterol 7.40E-06 1.40E-06 5.3
Albuterol 9.40E-06 1.60E-06 5.9
Terbutaline 6.00E-05 6.50E-06 9.2
MN-221 5.90E-06 1.40E-07 42.4

Vehicle
Albuterol 10 µg/kg
0.3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
30 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
Heart Rate (BPM)
Time (Minutes)
0
50
100
150
200
250
60
120
180
240

MEDICINOVA

© MediciNova, Inc. 2009 Effect on Heart rate: Effect on Heart rate: Combination of MN-221 & Albuterol Combination of MN-221 & Albuterol in Dogs in Dogs 17

© MediciNova, Inc. 2009
MN-221 Clinical Trials
MN-221 Clinical Trials
18
Completed Studies
Completed Studies
Ongoing Studies
Ongoing Studies
CL-004 CL-005 CL-006 CL-007 CL-010
Indication
Indication
Mild-to-moderate
Asthmatics
Moderate-to-
Severe
Asthmatics
Acute
Exacerbations
of Asthma
Acute
Exacerbations
of Asthma
Moderate-to-
Severe
COPD patients
FEV
FEV
1 1
(Entry Criteria)
(Entry Criteria)
FEV
1
60%
75% FEV
1
40%
FEV
1
55% FEV
1
50%
80% FEV
1
30%
Number
Number
Patients
Patients
23 17 29 200 48
Number Sites
Number Sites 4 4 8 ~45 6
Doses Tested
Doses Tested
compared to
compared to
Placebo
Placebo
5.25, 15, 52.5,
150, 240, 450,
900 µg
over 15 min
1080 µg over
2-hr;
1,125 µg over
1-hr
240, 450 µg
over 15 min;
1080 µg over
2-hr
1200 µg over
1-hr
300, 600, 1200
µg over  1-hr
Note: CL-004, CL-005, CL-010 located in the clinic.  CL-006, CL-007 located in the Emergency Department

Changes in Percent Predicted FEV1 from Start of Infusion to End of Infusion (15 minutes)
Population: Intent-to-Treat
Δ % Predicted FEV1
14%
12%
10%
8%
6%
4%
2%
0%
MN-221
Placebo
p<0.05
p<0.0001
p<0.001
p<0.0001
p<0.0001
Placebo
5.25 µg
15 µg
52.5 µg
150 µg
240 µg
450 µg
900 µg

MEDICINOVA

© MediciNova, Inc. 2009
MN-221-CL-004:
MN-221-CL-004:
Mean Change in FEV
Mean Change in FEV
1
1
19
p<0.05
p<0.0001
p<0.0001
p<0.0001
p<0.001
Baseline: 77.83% 77.67% 76.78% 81.60% 74.78% 75.78% 78.07% 79.78%
© MediciNova, Inc. 2009

Change in % Predicted FEV1 from Start of Infusion to End of Infusion
Population: Intent-to-Treat
Δ % Predicted FEV1
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Placebo at 1 hour
1125 µg (1 hour)
Placebo at 2 hour
1080 µg (2 hour)

MEDICINOVA

© MediciNova, Inc. 2009
MN-221-CL-005:
MN-221-CL-005:
Mean Change in FEV
Mean Change in FEV
1
1
20
Baseline:
64.57%
Baseline:
69.35%
Mean:
Mean:
82.04%
82.04%
Mean:
Mean:
81.47%
81.47%
Baseline:
68.64%
Baseline:
68.64%

© MediciNova, Inc. 2009 21
What did we learn from MN-221-CL-006?
•
There were no safety concerns with adding MN-221 to
the standard of care.
•
There was a reduction in the hospitalization rate
among patients treated with MN-221.
•
Overall, improvement in FEV
1
was greater for patients
receiving MN-221 than placebo.
•
A dose of 1,200 µg
of MN-221 administered over one
hour was selected for the MN-221-CL-007 trial.
MN-221-CL-006:
MN-221-CL-006:
What have we learned?
What have we learned?

Hospitalization Rate
by Treatment Arm
Percent of Patients Hospitalized
50%
40%
30%
20%
10%
0%
46%
25%
Placebo + SOC
MN-221 + SOC

MEDICINOVA

© MediciNova, Inc. 2009 MN-221-CL-006 MN-221-CL-006 Hospitalization Rate by Treatment Group Hospitalization Rate by Treatment Group 22 MN-221 reduced the hospitalization rate by 45%

© MediciNova, Inc. 2009
Study Design
•
Randomized, placebo-controlled, double-blind, multi-center Phase II clinical trial
•
200 patients with severe, acute exacerbations of asthma (FEV
1
50% predicted)
at ~45 Emergency Department sites in US, Canada, Australia, and New Zealand
•
Dose Groups (~100 patients/group):
• 600
µg
in 15 minutes; 600
µg
for in minutes (1,200
µg)
MN-221
• Placebo
•
Patients will receive Standard of Care (SOC) treatment in addition to adjunctive treatment with MN-221 or placebo
•
Primary efficacy endpoint will be improvement in FEV
1
(% predicted) at 5 hours
• The study is designed to have 80% power to detect a treatment difference of
5 percentage points in FEV1
(% predicted) when comparing MN-221 + SOC to
Placebo + SOC at a two sided -level of 0.05.
•
Anticipated completion in 2H, 2010*
MN-221-CL-007
MN-221-CL-007
23
Note: Development plans / timelines for MN-221 clinical trials are subject to change
*Anticipated completion dates based on current projections

© MediciNova, Inc. 2009
MN-221-CL-010 (COPD)
MN-221-CL-010 (COPD)
24
Note: Development plans / timelines for MN-221 clinical trials are subject to change
*Anticipated completion dates based on current projections
•
Doses:
•
150 µg in 15 minutes followed by 150 µg in 45 minutes (1-hour infusion with a total dose of 300 µg) or placebo
•
300 µg in 15 minutes followed by 300 µg in 45 minutes (1-hour infusion with a total dose of 600 µg) or placebo
•
600 µg in 15 minutes followed by 600 µg/min in 45 minutes (1-hour infusion with a total dose of 1,200 µg) or placebo
Study Design
•
Randomized, double-blind, placebo-controlled Phase Ib dose escalation study
•
48 subjects with stable moderate-to-severe Chronic Obstructive Pulmonary Disease
(FEV
1
30% < 80% and FEV
1
/FVC ratio < 0.7) at 6 sites in the US
•
Outcome measures – descriptive statistics only – FEV
1
, PK, safety
•
Anticipated completion in 1H, 2010

Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-166 (Multiple Sclerosis)	Kyorin			
MN-221 (Exacerbations of Asthma/COPD)	KISSEI			

Non-Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-001 (Bronchial Asthma)	Kyorin			
MN-305 (Anxiety Disorders)	Mitsubishi Tanabe Pharma			
MN-001 (Interstitial Cystitis)	Kyorin			
MN-029 (Solid Tumors)	ANGIOGENE			
MN-221 (Preterm Labor)	KISSEI			
MN-246 (Urinary Incontinence)	Mitsubishi Tanabe Pharma			
MN-447/462 (Thrombosis)	Meiji			

MEDICINOVA

© MediciNova, Inc. 2009 25 Commercially-Attractive Commercially-Attractive Diversified Portfolio Diversified Portfolio COPD COPD Asthma Asthma Seeking Global Partner Seeking Global Partner

© MediciNova, Inc. 2009 26
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
33 Professor at USC, formerly Professor at
University of Pittsburgh; Advisor to JAFCO,
Tanabe
Shintaro Shintaro Asako,
Asako,
,
Chief Financial Officer
11 KPMG USA (Audit), Arthur Andersen USA
Masatsune Masatsune Okajima,
Okajima,
,
VP, Head of Japanese Office
17 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo
Bank
Management Team with
Management Team with
Global Experience
Global Experience
Clinical Development Consultant
& Board Member
26 CEO of Panacos & Metaphore; President
of the Janssen Research Foundation, a
J&J company
CPA
CMA
Alan Dunton, MD, PhD

© MediciNova, Inc. 2009 27
Near-Term Business Plan:
1. Secure a global partnership for MN-166/AV-411 combined package*
2. Secure a regional partnership (ex-US/Japan rights) for MN-221
Clinical Milestones:
1. MN-221-CL-007 Phase II study for Acute Exacerbations of Asthma
•
Anticipated completion 2H, 2010**
2. MN-221-CL-010 Phase Ib study in Moderate-to-Severe COPD patients
•
Anticipated completion in 1H, 2010**
Investment Highlights
Investment Highlights
Note: Development plans / timelines for MN-221 clinical trials are subject to change
*Assumes completion of acquisition of Avigen
**Anticipated completion dates based on current projections